[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).

Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.16(p)

AMENDED AND RESTATED LETTER AGREEMENT NO. 10

Frontier Airlines, Inc.

4545 Airport Way

Denver, Colorado 80239

Re: [***]

Dear Ladies and Gentlemen,

This Amended and Restated Letter Agreement No. 10 (hereinafter referred to as this “Letter Agreement”) is entered into as of October 9, 2019 between FRONTIER AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”).

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”);

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, IT IS AGREED THAT LETTER AGREEMENT NO. 10, DATED AS OF DECEMBER 28, 2017 BETWEEN THE BUYER AND THE SELLER, IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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The Buyer and the Seller agree that the provisions of this Letter Agreement shall apply solely to the Incremental Aircraft. For the purposes of this Letter Agreement only, unless expressly stated otherwise herein, the term “Incremental Aircraft” shall be deemed to include A321XLR Aircraft.

1.	DEFINITIONS

“Default” means (i) any default having occurred that is continuing under the Agreement or (ii) [***];

[***]

[***]

“Ineligible Aircraft” means [***]

“Initial Schedule” means the scheduled delivery month set forth in clause 9.1 of the Agreement [***].

“[***] Effective Date” means the date on which [***] and (ii) the Seller shall have completed all [***] requirements [***]

[***]

[***]

“Notice” means a [***]

[***]

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[***]

[***]

[***]

[***]

“[***] Effective Date” means, in respect of [***], the date on which (i) [***] are in full force and effect; (ii) the Seller shall have received payment of the applicable [***] from the Buyer and (iii) the Seller shall have completed all [***] requirements [***]

[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

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2.	[***]

2.1	[***]

Subject to the conditions set out in this Letter Agreement, the Buyer shall have the right by sending a Notice to the Seller in accordance with the terms herein:

a)	[***]

b)	[***]

In the event any condition set out in this Clause 2 is not satisfied or complied with in respect of any [***], the Buyer agrees that the [***] thereof shall be null and void.

2.2	Notice procedures and conditions

Subject to no Default then existing, the Buyer shall have the right to [***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

2.3	[***]

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Following the receipt by the Seller of a Notice in accordance with the term of Clause 2.2 above and subject to the limitation contemplated in Clause 2.6, the applicable [***], provided that:

a)	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

b)	no Default exists on such [***] as applicable; and

c)	[***]

2.4	Conditions applicable to [***]

Upon	the satisfaction of the conditions set out in Clauses 2.2 and 2.3 in respect of [***] and in respect of [***]:

a)	[***]

b)	[***]

2.5	[***]

a)	[***]

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[***]

b)	[***]

[***]

2.6	Limitations

2.6.1	The rights [***] granted by the Seller to the Buyer pursuant to Clause 2.1 shall only be applicable [***]:

a)	[***];

b)	[***],

in each case, [***] and in accordance with the [***].

2.6.2	The right [***] granted by the Seller to the Buyer pursuant to Clause 2.1 shall only be applicable [***]:

a)	[***]; and

b)	[***],

in each caser, [***] and in accordance with the [***].

2.6.3	In addition to the limitations set forth in Clauses 2.6.1 and 2.6.2 above, [***], as of the date hereof.

3.	[***] Fee

a)	The provisions of this Clause 3 shall not apply to [***]

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b)	[***]

(i)	[***]

(ii)	[***]

(iii)	The Buyer agrees that any amount received by the Seller from time to time pursuant to Paragraph (i) above shall be non-refundable [***].

4.	GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

4.1	The Seller shall not be obliged to give effect to [***]

4.2

The Buyer agrees to indemnify and keep indemnified the Seller to the extent of any obligations, loss, costs, expenses, damages or liabilities (including any taxes or duties of any kind) imposed on, incurred by or suffered by the Seller arising out of or in connection with [***]

5.	[***]

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6.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7.	CONFIDENTIALITY

7.1	Subject to Clause 7.2 below, this Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

7.2	[***]

[***]

8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exúpery
Benoît de Saint-Exúpery
Its	Senior Vice President, Contracts

Accepted and Agreed

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
Howard Diamond
Its:	SVP, General Counsel & Secretary

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Appendix 1: [***] Form of [***] Notice

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Appendix 2: [***] Form of [***] Notice

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Appendix 3: [***] Form of [***] Notice

[***]

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Appendix 4: [***] Form of [***] Notice

[***]

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